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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):   September 16, 2001
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                              VIGNETTE CORPORATION
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          Delaware                  000-25375                   74-2769415
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

           901 South MoPac Expressway, Bldg III, Austin, Texas 78746
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             (Address of Principal Executive Offices)   (Zip Code)


      Registrant's telephone number, including area code   (512) 741-4300
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ITEM 5.  OTHER EVENTS.

     Attached hereto as Exhibit 99.1 and incorporated herein by reference is the text of the press release of Vignette Corporation (the "Registrant") issued on September 16, 2001. In its press release, the Registrant announced that its Board of Directors had approved a stock repurchase program whereby the Registrant could repurchase up to $50,000,000 of its common stock. The repurchased shares will be used for general corporate purposes. Any share repurchases under the program may be made over a period of up to six months and may be made in the open market, through block trades or otherwise. Depending on market conditions and other factors, such purchases may be commenced or suspended at any time or from time to time without prior notice.

ITEM 7.  EXHIBITS.

          Exhibit
          Number    Description
          ------    -----------

           99.1     Vignette Corporation Press Release issued on
                    September 16, 2001 regarding stock repurchase program.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             VIGNETTE CORPORATION



Date: September ___, 2001    By:  /s/ Gregory A. Peters
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                             Gregory A. Peters
                             Chairman of the Board and Chief Executive Officer


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